SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2004

CARRAMERICA REALTY OPERATING PARTNERSHIP, L. P.

CARRAMERICA REALTY CORPORATION

CARRAMERICA REALTY, L.P.

(Exact name of registrant as specified in its charter)

Delaware Maryland Delaware	000-50663 1-11706 000-22741	20-0882547 52-1796339 52-1976308
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1850 K Street, NW, Suite 500 Washington, DC		20006
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:

(202) 729-1700

Not applicable

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

On August 18, 2004, CarrAmerica Realty Operating Partnership, L.P. (the “Operating Partnership”) entered into an Underwriting Agreement with J.P. Morgan Securities Inc. and Banc of America Securities LLC, and the Operating Partnership, CarrAmerica Realty Corporation (the “Company”) and CarrAmerica Realty, L.P. (“CARLP”) entered into a Terms Agreement with Banc of America Securities LLC, J.P. Morgan Securities Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, UBS Securities LLC, Wachovia Capital Markets, LLC, A.G. Edwards & Sons, Inc., BNY Capital Markets, Inc., Commerzbank Capital Markets Corp., Legg Mason Wood Walker, Incorporated, Piper Jaffray & Co., PNC Capital Markets, Inc., SunTrust Capital Markets, Inc. and Wells Fargo Brokerage Services, LLC, in connection with a proposed public offering (the “Offering”) of $200,000,000 of the Operating Partnership’s 5.125% Senior Notes due 2011, which are guaranteed as to payment of principal, premium, if any, and interest by the Company and CARLP. The notes mature on September 1, 2011, with interest payable semiannually on March 1 and September 1 of each year outstanding beginning March 1, 2005. The Company may redeem the notes at any time. The closing of the offering is expected to occur on August 23, 2004. Copies of the Underwriting Agreement and the Terms Agreement relating to the Offering are filed as exhibits to this report.

Item 7. Financial Statements and Exhibits

The following exhibits are filed as part of this report:

1.1	Underwriting Agreement, dated as of August 18, 2004, by and between CarrAmerica Realty Operating Partnership, L.P., J. P. Morgan Securities Inc., and Banc of America Securities LLC

1.2	Terms Agreement, dated as of August 18, 2004, by and among CarrAmerica Realty Operating Partnership, L.P., CarrAmerica Realty Corporation, CarrAmerica Realty, L.P., Banc of America Securities LLC, J.P. Morgan Securities Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, UBS Securities LLC, Wachovia Capital Markets, LLC, A.G. Edwards & Sons, Inc., BNY Capital Markets, Inc., Commerzbank Capital Markets Corp., Legg Mason Wood Walker, Incorporated, Piper Jaffray & Co., PNC Capital Markets, Inc., SunTrust Capital Markets, Inc. and Wells Fargo Brokerage Services, LLC

4.1	Indenture, dated as of June 23, 2004, by and among CarrAmerica Realty Operating Partnership, L.P., as Primary Obligor, CarrAmerica Realty Corporation and CarrAmerica Realty, L.P., as Guarantors, and U.S. Bank Trust National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Amendment No. 2 to the Operating Partnership’s, the Company’s and CARLP’s registration statement on Form S-3 filed on June 30, 2004)

4.2	Form of 5.125% Senior Note due 2011

4.3	Form of Guarantee by CarrAmerica Realty Corporation

4.4	Form of Guarantee by CarrAmerica Realty, L.P.

5.1	Opinion of Hogan & Hartson L.L.P. regarding legality of securities

12.1	Statement re: Computation of Ratios

23.1	Consent of Hogan & Hartson L.L.P. to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

25.1	Statement of Eligibility of Trustee on Form T-1 (incorporated by reference to Amendment No. 2 to the Operating Partnership’s, the Company’s and the Partnership’s registration statement on Form S-3 filed on June 30, 2004)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRAMERICA REALTY OPERATING PARTNERSHIP, L. P.

Date: August 20, 2004	By:	CARRAMERICA REALTY CORPORATION, its general partner

	By:	/s/ Stephen E. Riffee
Stephen E. Riffee
Chief Financial Officer and Treasurer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRAMERICA REALTY CORPORATION

Date: August 20, 2004	By:	/s/ Stephen E. Riffee
Stephen E. Riffee
Chief Financial Officer and Treasurer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRAMERICA REALTY, L.P.

Date:	August 20, 2004	By:	CARRAMERICA REALTY GP HOLDINGS, LLC,
its general partner

		By:	CARRAMERICA REALTY OPERATING
PARTNERSHIP, L.P., its sole member

		By:	CARRAMERICA REALTY CORPORATION,
its general partner

		BY:	/s/ Stephen E. Riffee
Stephen E. Riffee
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Document

1.1	Underwriting Agreement, dated as of August 18, 2004, by and between CarrAmerica Realty Operating Partnership, L.P., J. P. Morgan Securities Inc. and Banc of America Securities LLC

1.2	Terms Agreement, dated as of August 18, 2004, by and among CarrAmerica Realty Operating Partnership, L.P., CarrAmerica Realty Corporation, CarrAmerica Realty, L.P., Banc of America Securities LLC, J.P. Morgan Securities Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, UBS Securities LLC, Wachovia Capital Markets, LLC, A.G. Edwards & Sons, Inc., BNY Capital Markets, Inc., Commerzbank Capital Markets Corp., Legg Mason Wood Walker, Incorporated, Piper Jaffray & Co., PNC Capital Markets, Inc., SunTrust Capital Markets, Inc. and Wells Fargo Brokerage Services, LLC

4.1	Indenture, dated as of June 23, 2004, by and among CarrAmerica Realty Operating Partnership, L.P., as Primary Obligor, CarrAmerica Realty Corporation and CarrAmerica Realty, L.P., as Guarantors, and U.S. Bank Trust National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Amendment No. 2 to the Operating Partnership’s, the Company’s and CARLP’s registration statement on Form S-3 filed on June 30, 2004)

4.2	Form of 5.125% Senior Note due 2011

4.3	Form of Guarantee by CarrAmerica Realty Corporation

4.4	Form of Guarantee by CarrAmerica Realty, L.P.

5.1	Opinion of Hogan & Hartson L.L.P. regarding legality of securities

12.1	Statement re: Computation of Ratios

23.1	Consent of Hogan & Hartson L.L.P. to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

25.1	Statement of Eligibility of Trustee on Form T-1 (incorporated by reference to Amendment No. 2 to the Operating Partnership’s, the Company’s and the Partnership’s registration statement on Form S-3 filed on June 30, 2004)